UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Navidec, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Navidec, Inc.
11999 Katy Freeway, Suite 560
Houston Texas 77079

January 21, 2005

Dear Navidec, Inc. Shareholder:

        I am pleased to invite you to a special meeting of Navidec, Inc. shareholders. The meeting will be at 10:00 a.m. on February 4, 2005, at 11999 Katy Freeway, Suite 560, Houston, Texas 77079.

        At the meeting, you and the other shareholders will vote on (i) an amendment to the Company's Articles of Incorporation to change the name of the Company to "BPZ Energy, Inc., a Colorado corporation," and (ii) any other business that properly comes before the meeting.

        We hope you can join us on February 4, 2005. Your vote on these matters is important. To vote at the meeting please either attend the meeting or complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope. If you intend to attend the meeting in person, please call (281) 556-6200 to RSVP and get directions.

        Thank you for your continued support.

                      Very truly yours,

                      /s/ Dr. Fernando Zúñiga y Rivero
                      Dr. Fernando Zúñiga y Rivero
                       Chairman of the Board

Navidec, Inc.
Notice of Special Meeting of Shareholders

Date:	February 4, 2005
Time:	10:00 a.m.
Place:	11999 Katy Freeway, Suite 560 Houston, Texas 77079
Purpose:	To vote on the following matters:
	1.	Adopt an amendment to the Company's Articles of Incorporation to change the name of the Company to "BPZ Energy, Inc.", a Colorado corporation; and
	2.	Transact such other business as may properly come before the meeting.

        Further information about the meeting is contained in the accompanying proxy statement. All shareholders of record on December 20, 2004 may vote at this meeting.

        Your vote is important. If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A shareholder who submits a proxy may revoke it at any time before the vote is taken at the meeting.

                      By Order of the Board of Directors

                      /s/ Dr. Fernando Zúñiga y Rivero

                      Dr. Fernando Zúñiga y Rivero
                       Chairman of the Board

January 21, 2005

Navidec, Inc.
11999 Katy Freeway, Suite 560
Houston, Texas 77079

PROXY STATEMENT

Special Meeting of Shareholders
To Be Held February 4, 2005

General

        This proxy statement contains information about a special meeting of shareholders of Navidec, Inc. to be held at 11999 Katy Freeway, Suite 560, Houston, Texas 77079, on February 4, 2005, at 10:00 a.m. local time. The Company's Board of Directors is using this proxy statement to solicit proxies for use at the special meeting. In this proxy statement "Navidec" and "the Company" both refer to Navidec, Inc. This proxy statement and the enclosed proxy card are being mailed to you on or about January 21, 2005.

Purpose of the Special Meeting

        The special meeting of shareholders is being called in connection with the recent closing of the merger of BPZ Energy, Inc., a Texas corporation ("BPZ"), and Navidec Merger Corp., a Colorado corporation and wholly-owned subsidiary of the Company, pursuant to which BPZ became a wholly-owned subsidiary of the Company, in a tax free share exchange (the "Merger"). As part of the Merger, at the closing, an initial issuance of 9,000,000 shares of our common stock were issued to the BPZ shareholders with earn-out provisions providing for the issuance of an additional 18,000,000 shares should two independent production and reserve benchmarks be reached. The issuance of the additional shares in the earn-out will require an amendment to our articles of incorporation, which would require the approval of our shareholders. Such approval is not being sought as part of the special meeting.

        At the special meeting, shareholders will vote on a proposal (the "Proposal") to approve (i) an amendment to the Articles of Incorporation to change the name of the Company to "BPZ Energy, Inc.", a Colorado corporation; and (ii) on any other business that properly comes before the meeting. As of the date of this proxy statement, the Company is not aware of any business to come before the meeting other than the item noted above.

Vote Required

        The vote which is required to approve the above Proposal is the affirmative vote of the holders of a majority of the Company's voting common stock. Each holder of common stock is entitled to one (1) vote for each share held.

        The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining shareholders entitled to vote, is the close of business on December 20, 2004 (the "Record Date"). The Board of Directors of the Company adopted the resolution approving and recommending the Proposal on January 12, 2005. As of the Record Date, the Company had outstanding 16,525,848 shares of our no par value common stock. Each share is entitled to one vote and no other series of capital are authorized or outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Computershare Trust Company, Inc., telephone number 303-262-0600. The enclosed proxy card shows the number of shares that you are entitled to vote.

Sections 7-110-103 and 7-107-206 of the Colorado Business Corporation Act

        Sections 7-110-103 and 7-107-206 of the Colorado Business Corporation Act (the "Colorado Law") provide that an amendment to the Company's Articles of Incorporation shall be recommended by the Board of Directors of the Company to its shareholders, and that approval of a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to amend the Articles of Incorporation.

        Pursuant to Section 7-110-103 of the Colorado Law, the Company is required to provide notice to each shareholder entitled to vote on the amendment of the shareholders' meeting at which the amendment will be voted upon. This proxy statement is intended to provide such notice. No dissenters' or appraisal rights under the Colorado Law are afforded to the Company's shareholders as a result of the approval of the Proposal.

How to Vote

        If your shares of Navidec common stock are held by a broker, bank or other nominee (in "street name"), you will receive information from them on how to instruct them to vote your shares.

        If you hold shares of Navidec common stock in your own name (as a "stockholder of record"), you may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

        A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no instructions are given, proxies will be voted FOR the amendments to the Articles of Incorporation to change the name of the Company to BPZ Energy, Inc., a Colorado corporation.

Revoking a Proxy

        You may revoke a proxy before the vote is taken at the meeting by:

  •
  submitting a new proxy with a later date,

  •
  by voting at the meeting, or

  •
  by filing a written revocation with Navidec's Secretary.

        Your attendance at the annual meeting will not automatically revoke your proxy.

Quorum and Voting Requirements

        A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders of a majority of the outstanding shares of common stock are present at the meeting in person or by proxy. Abstentions count as present for establishing a quorum. Shares held by Navidec in its treasury are not entitled to vote and do not count toward a quorum. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

        If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to approve the change of the Company's name and decide any other matter which may properly be submitted to a vote at the meeting. Any shares present but not voted, including abstentions, will not be considered when counting votes cast for or against a proposal.

Payment of Proxy Solicitation Costs

        The Company will pay all costs of soliciting proxies. The solicitation will be made by mail. In addition to mailing proxy solicitation material, Navidec's management also may solicit proxies in person, by telephone, or by other electronic means of communication.

PROPOSAL

AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY

        On January 12, 2005, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests, and directed that there be submitted to the holders of the Company's common stock for approval, the proposed amendment to the First Article of the Company's Second Amended and Restated Articles of Incorporation to change the name of the Company to BPZ Energy, Inc.

        The Merger Agreement provides that Navidec will seek shareholder approval to change the name of Navidec to BPZ Energy, Inc. Since oil and gas exploration and development operations are anticipated to be the primary business of the Company following the spin-off of Navidec Financial Services, Inc., management believes it is now in the best interests of the Company to change its name to BPZ Energy, Inc., a Colorado corporation, to reflect our current business.

        The Board of Directors recommends that shareholders vote "FOR" approval of the amendment to the Second Amended and Restated Articles of Incorporation to change the name of the Company to BPZ Energy, Inc., a Colorado corporation.

Effect of the Name Change

        The change of name proposal will approve an amendment to the Company's Second Amended and Restated Articles of Incorporation which changes the name of the Company to BPZ Energy, Inc. with the Colorado Secretary of State. The change of name will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the trading of the Company's stock on the OTC Bulletin Board. If the change of name proposal is passed by the shareholders, it will not be necessary for shareholders to surrender their existing stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name, BPZ Energy, Inc. will be issued. After the change of name, the Company may seek to change the trading symbol on the OTC Bulletin Board.

Security Ownership Of Certain Beneficial Owners And Management

        The following table sets forth information as of the Record Date, December 20, 2004, but prior to the issuance of any Merger earn-out shares (as discussed below), concerning the beneficial ownership of Navidec's common stock by each person who beneficially owns more than five percent of the common stock; by each of Navidec's executive officers and directors; and by all executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent of Beneficial Ownership(3)
Gordon Gray(4)	1,802,376		10.9%
Thomas Kelly	1,683,236		10.2%
Fernando Zúñiga y Rivero	1,605,062		9.7%
Manuel Pablo Zúñiga-Pflücker	1,605,062		9.7%
John R. McKowen	988,779	(2)	5.7%
All directors and executive officers as a group (five persons)	7,684,515		44.5%
Allied Crude Purchasing, Inc.(4) 3900 West Highway 180 Snyder, Texas 79549	1,802,376		10.9%

(1)
Except as indicated herein, the business address for each beneficial owner is 11999 Katy Freeway, Suite 560, Houston, Texas 77079. The principal business address for Mr. McKowen is 6399 S. Fiddler's Green Circle, Suite 300, Greenwood Village, CO 80111.

(2)
The number of shares of common stock beneficially owned by Mr. McKowen includes options to purchase 750,000 shares of common stock which are exercisable within 60 days of the Record Date. Such option shares are also reflected in the total for all directors and executive officers as a group.

(3)
The calculations of percentage beneficial ownership are based on 16,525,848 shares outstanding as of the Record Date, December 20, 2004.

(4)
Mr. Gray beneficially owns and controls the shares reflected above through his sole ownership of Allied Crude Purchasing, Inc.

        Rule 13d-3 under the Securities Exchange Act of 1934, provides the determination of beneficial owners of securities. That rule includes as beneficial owners of securities, any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities. Rule 13d-3 also includes as a beneficial owner of a security any person who has the right to acquire beneficial ownership of such security within sixty days through any means, including the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person. Included in this table are only those derivative securities that have exercise prices which it is reasonable to believe could be "in the money" within the next sixty days.

        The Merger Agreement provides for an initial issuance of 9,000,000 shares of Navidec, Inc. common stock with earn-out provisions providing for an additional 18,000,000 shares (the "Earn-out Shares") should two independent production and reserve benchmarks be reached. The table below shows the beneficial ownership on a pro forma basis as if the entire 18,000,000 Earn-out Shares had been issued on the Record Date, December 20, 2004.

Beneficial Owner	Pro Forma Number of Shares of Common Stock Beneficially Owned	Pro Forma Percent of Beneficial Ownership
Gordon Gray	5,619,172	16.3%
Thomas Kelly	5,247,737	15.2%
Fernando Zúñiga y Rivero	5,004,016	14.5%
Manuel Pablo Zúñiga-Pflücker	5,004,016	14.5%
John R. McKowen	988,779	2.8%
All directors and executive officers as a group (five persons)	21,663,720	62.0%
Allied Crude Purchasing, Inc. 3900 West Highway 180 Snyder, Texas 79549	5,619,172	16.3%

Change in Control

        The Merger Agreement provided for the issuance by Navidec of 9,000,000 shares of its common stock to the shareholders of BPZ in exchange for all of the outstanding stock of BPZ. Following the issuance of the 9,000,000 shares under the Merger Agreement and consummation of the private placement contemplated in the Merger Agreement, the shareholders of BPZ owned approximately 56.7% of Navidec.

        The Merger Agreement also provides for the potential issuance by Navidec of the Earn-Out Shares. Assuming the pro forma issuance of the entire 18,000,000 shares of Navidec common stock subject to the earn-out, the post-merger Navidec would be owned approximately 8.9% by the new investors in the Company who acquired their shares in a private placement of the Company's common stock which was consummated as of September 30, 2004, 11.4% by the legacy Navidec shareholders, and approximately 79.7% by the BPZ shareholders. The Earn-Out Shares cannot be issued until the Company amends its Articles of Incorporation to increase the number of authorized shares, which would require shareholder approval.

        The above calculations are based on shares issued and outstanding and do not give effect to the potential dilution arising from warrants and stock options outstanding on the date of the Merger.

        The Merger Agreement also provided that all existing directors of Navidec would resign except John R. McKowen. Effective September 10, 2004, Messrs. Zúñiga y Rivero, Zúñiga-Pflücker, Thomas Kelly and Gordon Gray became directors.

Other Matters

        Management does not know of any other matters to be brought before the special meeting of shareholders. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Stockholder Proposals and Submissions for 2005 Annual Meeting

        The Company currently expects that next year's Annual Meeting of Shareholders will be held on or about May 25, 2005. If any shareholder wishes to present a proposal to be considered for inclusion in the proxy materials for the 2005 Annual Meeting of Shareholders, such proposal shall have been submitted in writing and received by the Company by a reasonable time before the Company begins to print and mail its proxy materials, or such later date as the Company may determine in connection with the actual scheduling of the annual meeting. Such proposals should be directed to the Company, 11999 Katy Freeway, Suite 560, Houston Texas 77079, Attention: Corporate Secretary. All Stockholder proposals must comply with all the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

        A stockholder may make a proposal outside of Rule 14a-8 under the Securities Exchange Act of 1934 if such shareholder complies with the procedures set forth in the Company's By-Laws. The Company's By-Laws state that such stockholder must give timely written notice and certain related information of a proposal to the Corporate Secretary at the principal executive offices set forth above, not less than 60 nor more than 90 days prior to the anniversary date of the previous year's annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs. With respect to stockholder proposals not included in the Company's proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the stockholder does not give timely notice of the matter to the Company by the date determined above.

Additional Information

        The Company files reports and other information with the SEC. Copies of these documents may be obtained at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's website at http://www.sec.gov. Shareholders may also request a copy of the Company's SEC reports by contacting the Company's Secretary at 11999 Katy Freeway, Suite 560, Houston, Texas 77079; telephone number (281) 556-6200.

        THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                      By Order of the Board of Directors

                      /s/ Dr. Fernando Zúñiga y Rivero
                      Dr. Fernando Zúñiga y Rivero
                       Chairman of the Board

January 21, 2005

'

Annex A

[PROPOSED]

ARTICLES OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

NAVIDEC, INC.

        Pursuant to Section 7-111-106 of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

        FIRST: The name of the corporation is Navidec, Inc.

        SECOND: The following amendments were approved by unanimous vote of the Board of Directors on January 12, 2005, and a majority vote of the shareholders on February 4, 2005. The number of shares voted for the amendments was sufficient for approval:

The First Article shall be amended and restated to read as follows:

    "FIRST: The name of the Corporation is BPZ Energy, Inc."

FRONT SIDE OF PROXY

NAVIDEC, INC. (THE "COMPANY")

PROXY SOLICITED BY DIRECTORS FOR SPECIAL MEETING
FEBRUARY 4, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, having received the notice of special meeting and proxy statement, hereby appoints Thomas Kelly and Dr. Fernando Zúñiga y Rivero, and each of them, with full power of substitution, are hereby authorized as attorneys and proxies of the undersigned to represent and to vote all shares of the undersigned in Navidec, Inc. at the Special Meeting of Shareholders of Navidec, Inc. to be held on February 4, 2005, and at any adjournments thereof.

☒    Please mark your vote as in this example.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PROPOSAL

        Proposal to amend the Company's Articles of Incorporation to change the name of the Company to BPZ Energy, Inc.

FOR ☐                        AGAINST ☐                        ABSTAIN ☐

(PLEASE SIGN ON OTHER SIDE)

BACK SIDE OF PROXY

(CONTINUED FROM FRONT)

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL ABOVE. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Signature
Signature if Held Jointly
Printed Name (Exactly as appears on Certificate)
Number of Shares Held:
Dated:	, 2005

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person.